UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2011

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-32970	20-5196741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (zip code)

(708) 450-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

Alberto-Culver Company (“Alberto Culver” or the “Company”) is party to the Second Amended and Restated Credit Agreement, dated as of November 13, 2006, among the Company (formerly named New Aristotle Holdings, Inc.), Alberto-Culver LLC (formerly Alberto-Culver Company), the Borrowing Subsidiaries from time to time party thereto, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto (the “Credit Agreement”). Effective May 10, 2011, in connection with the consummation of the Merger, as defined below, the Company terminated the Aggregate Commitments (as defined in the Credit Agreement) under the Credit Agreement. As of immediately prior to such termination, the Company had no outstanding balance under the Credit Agreement. Prior to such termination, the borrowers under the Credit Agreement could borrow up to $300 million from the Lenders (as defined in the Credit Agreement) in either U.S. dollars or certain foreign currencies at an interest rate based on a fixed spread over LIBOR.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 27, 2010, Alberto Culver entered into an Agreement and Plan of Merger with Unilever N.V., Unilever PLC (together with Unilever N.V, “Unilever”), Conopco, Inc. (“Parent”) and ACE Merger, Inc. (“Merger Sub”), which was previously filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 27, 2010, as amended pursuant to Amendment No. 1 to the Agreement and Plan of Merger, which was previously filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 29, 2010 (the “Merger Agreement”).

On May 10, 2011, pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent (the “Surviving Corporation”). Upon completion of the Merger, the Company became an indirect wholly-owned subsidiary of Unilever.

The disclosure under Item 3.03 below is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described above in Item 2.01 hereof, which is incorporated herein by reference, the Company requested on May 10, 2011 that the New York Stock Exchange (the “NYSE”) suspend trading of Alberto Culver common stock effective as of the close of business on May 10, 2011. The Company also requested on May 10, 2011 that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of Alberto Culver common stock from the NYSE and the deregistration of Alberto Culver common stock under Section 12(b) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

As previously disclosed, the Merger Agreement was adopted by Alberto Culver’s stockholders at the special meeting of the stockholders of Alberto Culver held on December 17, 2010.

Pursuant to the Merger Agreement, on May 10, 2011, each issued and outstanding share of Alberto Culver common stock (other than shares owned by Alberto Culver, Parent or Merger Sub) was converted into the right to receive $37.50 in cash, without interest (the “Merger Consideration”). Upon the effective time of the Merger, holders of Alberto Culver common stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders in the Company.

Item 5.01. Changes in Control of Registrant.

The disclosure under Items 2.01, 3.01 and 3.03 above and Item 5.02 below is incorporated herein by reference.

To finance the payment of the aggregate Merger Consideration, Unilever used internal corporate funds.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under Item 2.01 above is incorporated herein by reference.

In accordance with the Merger Agreement, the following individuals tendered their resignations as directors of the Company effective as of the effective time of the Merger: Carol L. Bernick, V. James Marino, Leonard H. Lavin, James G. Brocksmith, Jr., Thomas A. Dattilo, Jim Edgar, George L. Fotiades, King Harris, Robert H. Rock and Sam J. Susser, and, upon the completion of the Merger, the directors of Merger Sub became the directors of the Surviving Corporation.

Messrs. Brocksmith, Harris, Dattilo and Susser were members of the Company’s Audit Committee. Messrs. Harris and Susser were members of the Company’s Regulatory and Safety Subcommittee of the Audit Committee. Ms. Bernick and Messrs. Harris, Lavin, Marino and Susser were members of the Company’s Executive Committee. Messrs. Fotiades, Brocksmith, Dattilo, Edgar and Rock were members of the Company’s Compensation and Leadership Development Committee. Finally, Messrs. Dattilo, Edgar, Fotiades and Rock were members of the Company’s Nominating/Governance Committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 2.01 above is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Certificate of Incorporation of the Surviving Corporation was amended and restated as set forth in Exhibit A to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”) and the Bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger became the Bylaws of the Surviving Corporation (the “Bylaws”). Copies of the Amended and Restated Certificate of Incorporation and Bylaws are attached as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On May 10, 2011, the Company and Unilever released a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Number	Description

3.1	Amended and Restated Certificate of Incorporation of Alberto-Culver Company.

3.2	Bylaws of Alberto-Culver Company.

99.1	Joint Press Release dated May 10, 2011.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ Ralph J. Nicoletti
Name:	Ralph J. Nicoletti
Title:	Executive Vice President and Chief Financial Officer

Date: May 10, 2011

EXHIBIT INDEX

Number	Description

3.1	Amended and Restated Certificate of Incorporation of Alberto-Culver Company.

3.2	Bylaws of Alberto-Culver Company.

99.1	Joint Press Release dated May 10, 2011.